COCRYSTAL
PHARMA, INC.

Potent antivirals to combat some of the most serious diseases facing humanity

Life Science Innovation Northwest
April 2025

Nasdaq: COCP
www.cocrystalpharma.com



Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including our ability to deliver significant growth from our multiple clinical assets, our plans for a human challenge study in 2025, the results of our ongoing Phase 2a study for oral influenza PB2 inhibitor, and the expected sufficiency of our cash balance to fund our planned operations.

Forward-looking statements are prefaced by words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “should,” “would,” “intend,” “seem,” “potential,” “appear,” “continue,” “future,” believe,” “estimate,” “forecast,” “project,” and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, the risks arising from the tariff policy of the United States and the adverse effect on the financial markets the impact of possible cuts in federal spending on healthcare , the possibility of a recession, and the geopolitical conflicts in Israel and Ukraine on our Company, our collaboration partners, and on the U.S., UK, Australia and global economies, our ability to proceed with studies including recruiting volunteers for and procuring or manufacturing materials for such studies by our clinical research organizations and vendors, the results of our CRO’s studies referred to above, our and our collaboration partners’ technology and software performing as expected and maintenance and protection of related intellectual property rights, general risks arising from clinical trials, receipt of regulatory approvals, regulatory changes, development of effective treatments and/or vaccines by competitors, and potential mutations in the viruses we are targeting which may result in variants that are resistant to a product candidate we develop. Further information on our risk factors is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

About Cocrystal Pharma

Applying powerful, proprietary drug discovery platform technology to develop first- and best-in-class broad-spectrum antiviral drugs

Advancing programs in high-value antiviral drug targets

- Norovirus
- Influenza
- Coronavirus and respiratory viruses

Drug candidates with clinically validated mechanisms of action

- Effectively cure viral diseases
- Broad-spectrum and potent antiviral activity
- Designed to be effective for emerging variants and existing drug-resistant viruses
- Multiple routes of administration (oral, inhalation, and injectable)

Proprietary drug discovery platform technology

- Unique drug discovery platform technology developed with Nobel Prize-winning technology

Cocrystal's Structure-Based Drug Discovery Platform Technology For Pan-Viral Direct Acting Antiviral Development

Cocrystal technology uniquely offers:

1. Systematic analysis of drug binding pockets
2. Rapid cocrystal structure determination
3. Structural insight into drug resistance
4. Novel structural hits and pockets
5. Multiple leads

Cocrystal pan-viral inhibitors target highly conserved viral protease active site



SARS-Cov-2
SARS-Cov-1
MERS-CoV
Norovirus
HRV
Enterovirus D68
Enterovirus A71
Coxsackie virus

Robust Pipeline Addressing Unmet Medical Needs

Multiple clinical assets poised to deliver significant growth

Program	Candidate	Discovery	Preclinical	Phase 1	Phase 2	Phase 3
Norovirus & Coronavirus	Oral Pan-viral protease inhibitor CDI-988					
Norovirus	Replication inhibitors					
Respiratory viruses	Pan-viral inhibitors					
Influenza A	Oral PB2 inhibitor CC-42344					
	Inhaled PB2 inhibitor CC-42344					
Influenza A/B	Replication inhibitors					

Norovirus Infection : No Approved Treatments or Vaccines Available

Cruise ships


MIAMI
CDC: NOROVIRUS SURGING ON CRUISES


Norovirus

Restaurants



Military



Schools


SCHOOL
CLOSED


Bronson Norwalk Elementary School

Nursing homes



COCRYSTAL PHARMA, INC.

Norovirus Viral Gastroenteritis Represents a Large Global Market: $72.7 Billion by 2032


No treatment or vaccines available
Norovirus
Leading causative agent of acute viral gastroenteritis
700M
Infections annually worldwide
$60B
Estimated cost annually worldwide
7
Norovirus GII.4 pandemic outbreaks
109K
Hospitalizations annually in the US
>19M
Reported cases annually in the US

Cocrystal's pan-viral protease inhibitor, CDI-988:

- First-in-class antiviral for norovirus
- Potential for both prevention and treatment
- Phase 1 SAD and MAD studies complete
- Human challenge study planned in 2025

**Market Research Future*, Viral Gastroenteritis, 2023
CDC: Norovirus Disease in the United States *https://www.cdc.gov/norovirus/burden.html*

Big Surge of Norovirus Outbreaks in 2024-2025 After COVID-19 Pandemic

Why the 'Ferrari of viruses' is surging through the Northern Hemisphere

Norovirus, which causes explosive diarrhea and vomiting, may be on the rise because of an antibody-dodging variant and post–COVID-19 socializing

13 JAN 2025 • 6:00 PM ET • BY JON COHEN



National
Midwest
Northeast
South
West
Norovirus concentration in wastewater
(Normalized x1000)
250
200
150
100
50
0
Colder regions, such as the Midwest and Northeast, see norovirus spikes earlier.
National levels are twice the previous two annual peaks.
2023 national norovirus peak
January 2023
July
January 2024
July
January 2025
(GRAPHIC)M. HERSHER/SCIENCE; (DATA) WASTEWATERSCAN

2024-2025 norovirus outbreaks

Reference: Science, 13 January 2025

Norovirus GII.17 Variants Become Dominant:

>70% Responsible For Recent Norovirus Outbreaks



A. GII.17 (n = 861)
Percentage of norovirus GII samples or outbreaks typed as GII.17
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2017/18
2018/19
2019/20
2020/21
2021/22
2022/23
2023/24
COVID
GII.17
B. GII.4 (n = 6,012)
Percentage of norovirus GII samples or outbreaks typed as GII.4
GII.4
England
United States
Austria
France
Germany
COVID

https://www.eurosurveillance.org/content/10.2807/1560-7917.ES.2024.29.39.2400625

COCRYSTAL PHARMA, INC.

Pan-Viral Protease Inhibitor CDI-988 For Norovirus GII.4 and GII.17 and COVID



(A) SARS-CoV-2
CDI-988
(B) Norovirus
GII.4
GII.17

Cocrystal structures of norovirus proteases with CDI-988

- First-in-class antiviral for norovirus
- Developed using Cocrystal's proprietary drug discovery platform technology
- Binds to a highly conserved region required for viral proteases
- Exhibits pan-viral activity against pandemic norovirus and SARS-CoV-2, SARS-CoV, and MERS-CoV strains
- Phase 1 complete
- One molecule, multiple indications

Oral Pan-viral Protease Inhibitor CDI-988 Showed Favorable Safety and Tolerability

- Single-center, randomized, double-blind, placebo-controlled
- Single-ascending dose (SAD) and Multiple-ascending dose (MAD) cohorts
- Healthy adult volunteers (18 – 55 years old)

Phase 1 study summary

- All dose cohorts well tolerated
- No serious adverse effects (SAEs)
- No treatment-related study discontinuations

Phase 1 study design

Single-ascending dose (SAD) →

100 mg	200 mg	400 mg →	400 mg	600 mg	100 mg	1200 mg

8 participants/cohort

Fasted; High fat meal (N=8); Standard meal (N=6 active, no placebo)

Multiple-ascending dose (MAD) →

200 mg	400 mg	800 mg	1200 mg

8 participants/cohort

Standard meal

COCRYSTAL PHARMA, INC.

Investment Highlights

- Targeting multibillion-dollar, global markets for the treatment of acute and pandemic viral diseases
- Proprietary structure-based drug discovery platform technology provides opportunity for discovery and development of novel, broad-spectrum drug candidates
- Advancing multiple clinical programs
  - First-in-class dual oral norovirus and coronavirus protease inhibitor CDI-988
  - Oral influenza PB2 inhibitor CC-42344 – Phase 2a study continues in 2025
- Developing multiple discovery programs for respiratory viral diseases
  - Pan-viral protease inhibitors and influenza replication inhibitors
- Exploring pandemic preparedness collaboration opportunities
- Seasoned leadership includes experienced management, senior scientists and two Nobel laureates
- Cost-efficient operations and clean capital structure; cash sufficient to fund planned operations